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                                3,600,000 Shares

                             TELETECH HOLDINGS, INC.

                          COMMON STOCK, $.01 PAR VALUE




                             UNDERWRITING AGREEMENT



                                October __, 1996

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                                                                October __, 1996



Morgan Stanley & Co. Incorporated
Alex. Brown & Sons Incorporated
Smith Barney Inc.
     c/o  Morgan Stanley & Co. Incorporated
          1585 Broadway
          New York, New York 10036

Morgan Stanley & Co. International Limited
Alex. Brown & Sons Incorporated
Smith Barney Inc.
     c/o  Morgan Stanley & Co. International Limited
          25 Cabot Square
          Canary Wharf
          London E 14 4 Q A
          England

Dear Sirs:

     Kenneth D. Tuchman ("Tuchman"), Rod Dammeyer ("Dammeyer"), Stuart Sloan ("Sloan"), Richard Weingarten ("Weingarten"), Joseph D. Livingston ("Livingston"), William Pate ("Pate"), Sheli Rosenberg ("Rosenberg"), Don Liebentritt ("Liebentritt"), the Zell General Partnership, Inc. (the "Zell Partnership") and the other stockholders of TeleTech Holdings, Inc., a Delaware corporation (the "Company"), named on Schedule III attached hereto (the stockholders named on Schedule III being hereinafter collectively referred to as the "Selling Stockholders") severally propose to sell to the several Underwriters (as defined below), 3,600,000 shares (the "Firm Shares") of the Company's common stock, $.01 par value per share ("Common Stock"), each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name on Schedule III hereto. Dammeyer, Sloan, Weingarten, Livingston, Pate, Rosenberg, Liebentritt and the Zell Partnership are hereinafter sometimes collectively referred to as the "Inside Selling Stockholders," and the Selling Stockholders that are not Inside Selling Stockholders are hereinafter sometimes collectively referred to as the "Outside Selling Stockholders." The Selling Stockholders that were partners of TeleTech Investors General Partnership ("TIGP") until its dissolution on August 6, 1996 or that received their Shares from any former partner of TIGP, as indicated on Schedule III, are hereinafter sometimes collectively referred to as the "TIGP Selling Stockholders," and the Selling Stockholders that are not TIGP Selling Stockholders are hereinafter sometimes collectively referred to as the "Non-TIGP Selling Stockholders."

     It is understood that, subject to the conditions hereinafter stated, 2,880,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms

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are defined in the Agreement Between U.S. and International Underwriters of even date herewith (the "International Agreement")), and 720,000 Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United
States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Alex. Brown & Sons Incorporated and Smith Barney Inc. shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Alex. Brown & Sons Incorporated and Smith Barney Inc. shall act as representatives
(the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters."

     The Company also proposes to sell to the several U.S. Underwriters not more than an additional 540,000 shares of the Company's common stock, $.01 par value per share (the "Additional Shares"), if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of common stock, $.01 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock." The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the "Sellers."

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement;" the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "Prospectus." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:

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          (a)  The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply to statements or omission in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) As of the Closing Date, the authorized capital stock of the Company will conform as to legal matters to the description thereof contained in the Prospectus.

          (f) The shares of Common Stock outstanding prior to the issuance of the Shares by the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and are validly issued, fully paid and non-assessable.

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          (g)  The Additional Shares which the Company proposes to sell hereunder have been duly authorized and, if and when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Additional Shares will not be subject to any preemptive or similar rights.

          (h) This Agreement has been duly authorized, executed and delivered by the Company.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          (m) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

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          (n)  The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (o) The Company has complied with all provisions of Section 517.075 Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (p) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, except in each case as described in the Prospectus.

          (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus.

          (r) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by the Prospectus.

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          (s)  The Company and it subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

          (t) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent.

          (u) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          (v) The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

          (w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's

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     general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) The Lock-Up Agreements (as defined in Section 6(h)) executed by the Company's officers and directors in connection with the Company's initial public offering are, and on the Closing Date will be, in full force and effect.

     2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

(a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

          (b) The execution and delivery by such Selling Stockholder of, and the performance of such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Stockholder and American Stock Transfer & Trust Company, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement"), and the Power of Attorney appointing certain individuals as such Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney"), will not contravene any provision of applicable law, the articles or certificate of incorporation or by-laws of such Selling Stockholder (if such Selling Stockholder is a corporation), the operating agreement of such Selling Stockholder (if such Selling Stockholder is a limited liability company), the partnership agreement of such Selling Stockholder (if such Selling Stockholder is a partnership), or the trust agreement of such Selling Stockholder (if such Selling Stockholder is a trust), or any other agreement or instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the federal securities laws of the United States or the Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) Such Selling Stockholder has, and on the Closing Date will have, valid title to the Shares to be sold by such Selling Stockholder; and such Selling Stockholder has, and on the Closing Date will have, the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder; provided, however, that such Selling Stockholder makes no

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     representation with respect to authorization or approval required under the federal securities laws of the United States or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (d) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder.

          (e) Assuming the Underwriters purchase such Shares for value, in good faith and without notice of any adverse claim, delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

     2A. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF TUCHMAN. Tuchman represents and warrants to and agrees with each of the underwriters that (i) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2A do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you, or information relating to any other Selling Stockholder furnished to the Company in writing by such Selling Stockholder, expressly for use therein.

     2B. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE INSIDE SELLING STOCKHOLDERS. Each of the Inside Selling Stockholders, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that (i) such parts of the Registration Statement as specifically refer to such Inside Selling Stockholder and, to the actual knowledge of such Inside Selling Stockholder, all other parts of the Registration Statement, when the Registration Statement became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) such parts of the Prospectus as specifically refer to such Inside Selling Stockholder and, to the actual knowledge of such Inside Selling Stockholder, all other parts of the Prospectus do not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2B do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. For purposes of this Section 2B and
Section 9(a), the "actual knowledge of the Zell Partnership" means the actual knowledge of Samuel Zell.

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     2C.  ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE OUTSIDE SELLING
STOCKHOLDERS. Each of the Outside Selling Stockholders, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that (i) such parts of the Registration Statement as specifically refer to such Outside Selling Stockholder, when the Registration Statement became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) such parts of the Prospectus as specifically refer to such Outside Selling Stockholder do not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     3. AGREEMENTS TO SELL AND PURCHASE. Each Selling Stockholder, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from such Selling Stockholder at $__________ a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Firm Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth in Schedules I and II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to 540,000 Additional Shares at the Purchase Price. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date written notice of an election to purchase Additional Shares is given. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Company in writing not later than 30 days after the date of this Agreement which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such Additional Shares are to be purchased. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering overallotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares. The Additional Shares to be purchased by the U.S. Underwriters hereunder and the U.S. Firm Shares are hereinafter collectively referred to as the "U.S. Shares."

     Each Seller hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not, during the period ending January 27, 1997, (i) offer, pledge, sell,

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contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares of Common Stock or any such securities are now owned or hereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on July 31, 1996 of which the Underwriters have been advised in writing, or (C) the grant by the Company of options pursuant to the TeleTech Holdings, Inc. Stock Plan and the TeleTech Holdings, Inc. Directors Stock Option Plan (collectively, the "Plans"), as the Plans are described in the Prospectus. In addition, each Selling Stockholder, agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not, during the period ending January 27, 1997, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

     4. TERMS OF PUBLIC OFFERING. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at U.S. $__________ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S. $__________ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S. $__________ a share, to any Underwriter or to certain other dealers.

     Each U.S. Underwriter hereby makes to, and with, the Company and the Selling Stockholders the representations and agreements of such U.S. Underwriter contained in the fifth and sixth paragraphs of Article III of the International Agreement. Each International Underwriter hereby makes to and with the Company and the Selling Stockholders the representations and agreements of such International Underwriter contained in the seventh, eighth, ninth and tenth paragraphs of Article III of the International Agreement.

     5. PAYMENT AND DELIVERY. Payment for the Firm Shares to be sold by each Selling Stockholder shall be made to such Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on __________, 1996, or at such other time on the same or such other date, not later than __________, 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

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     Payment for any Additional Shares shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in
Section 3 or on such other date, in any event not later than, __________, 1996, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

     Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

     6. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Selling Stockholders to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date hereunder are subject to the condition that the Registration Statement shall have become effective not later than 4:00 p.m. (New York time) on the date hereof.

     The several obligations of the Underwriters hereunder are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

              (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus; and

             (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g) (2) under the Securities Act.

          (b) The Underwriters shall have received on the Closing Date (x) a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (ii) of Section 6(a) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date, and (y) a certificate of each Selling Stockholder to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as of the Closing Date and that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The executive officer signing and delivering the certificate for the Company may rely upon the best of his knowledge as to proceedings threatened.

          (c) The Underwriters shall have received on the Closing Date an opinion of Neal, Gerber & Eisenberg, counsel for the Company and (for purposes of such opinion and certain other deliveries to the Underwriters) the Non-TIGP Selling Stockholders, dated the Closing Date, to the effect that:

              (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and, to the knowledge of such counsel, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

             (ii) each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and, to the knowledge of such counsel, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

            (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

             (iv) the shares of Common Stock outstanding immediately prior to the issuance of the Shares by the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and are validly issued, fully paid and non-assessable;

              (v) the Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

             (vi) this Agreement has been duly authorized, executed and delivered by the Company;

            (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the U.S. Underwriters;

           (viii) the statements (A) in the Prospectus under the captions "Description of Capital Stock," and "Shares Eligible for Future Sale" and, "Underwriters" and (B) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein and in the case of the statements under the caption "Underwriters" only insofar as such statements relate to this Agreement, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

             (ix) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the

         Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

              (x) the Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

             (xi) to the knowledge of such counsel, the Company and TeleTech Telecommunications, Inc., TeleTech Teleservices, Inc. and Access 24 Service Corporation Pty Limited ("Access 24") (A) are in compliance with any and all applicable Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

            (xii) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the Non-TIGP Selling Stockholders;

           (xiii) the execution and delivery by each Non-TIGP Selling Stockholder of, and the performance by such Non-TIGP Selling Stockholder of its obligations under, this Agreement and the Custody Agreement and Powers of Attorney of such Non-TIGP Selling Stockholder will not contravene any provision of applicable law, or the articles or certificate of incorporation or by-laws of such Non-TIGP Selling Stockholder (if such Non-TIGP Selling Stockholder is a corporation), the partnership agreement of such Non-TIGP Selling Stockholder (if such Non-TIGP Selling Stockholder is a partnership), the operating agreement of such Non-TIGP Selling Stockholder (if such Non-TIGP Selling Stockholder is a limited liability company), the trust agreement of such Non-TIGP Selling Stockholder (if such Non-TIGP Selling Stockholder is a trust) or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Non-TIGP Selling Stockholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Non-TIGP Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Non-TIGP Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Non-TIGP Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

            (xiv) each of the Non-TIGP Selling Stockholders is the sole registered owner of the Shares to be sold by such Non-TIGP Selling Stockholder and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Non-TIGP Selling Stockholder and to sell, transfer and deliver the Shares to be sold by such Non-TIGP Selling Stockholder;

             (xv) the Custody Agreement and the Power of Attorney of each Non-TIGP Selling Stockholder have been duly authorized, executed and delivered by such Non-TIGP Selling Stockholder and are valid and binding agreements of such Non-TIGP Selling Stockholder;

            (xvi) assuming the Underwriters purchase such Shares for value, in good faith and without notice of any adverse claim, upon delivery of the Shares to be sold by each Non-TIGP Selling Stockholder pursuant to this Agreement, the Underwriters will acquire all of the rights of such Non-TIGP Selling Stockholder in such Shares free and clear of any security interests, claims, liens, equities and other encumbrances;
         and

           (xvii) such counsel (A) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (B) believes that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any opinion) the Registration Statement and the Prospectus included therein, at the time the Registration Statement became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) The Underwriters shall have received on the Closing Date an opinion of Rosenberg & Liebentritt PC, counsel for the TIGP Selling Stockholders, dated the Closing Date, to the effect that:

              (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the TIGP Selling Stockholders;

             (ii) the execution and delivery by each TIGP Selling Stockholder of, and the performance by such TIGP Selling Stockholder of its obligations under, this Agreement and the Custody Agreement and Powers of Attorney of such TIGP Selling Stockholder will not contravene any provision of applicable law, or the articles or certificate of incorporation or bylaws of such TIGP Selling Stockholder (if such TIGP Selling Stockholder is a corporation), the partnership agreement of such TIGP Selling Stockholder (if such TIGP Selling Stockholder is a partnership), the operating agreement of such TIGP Selling Stockholder (if such TIGP Selling Stockholder is a limited liability company), the trust agreement of such TIGP Selling Stockholder (if such TIGP Selling Stockholder) is a trust), or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such TIGP Selling Stockholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such TIGP Selling Stockholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such TIGP Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such TIGP Selling Stockholder, except such as may be required by the federal securities laws of the United States or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

            (iii) Each of the TIGP Selling Stockholder is the sole registered owner of the Shares to be sold by such TIGP Selling Stockholder and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such TIGP Selling Stockholder and to sell, transfer and deliver the Shares to be sold by such TIGP Selling Stockholder; provided, however, that such counsel need not opine as to authorization or approval required under the federal securities laws of the United States or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

             (iv) the Custody Agreement and the Power of Attorney of each TIGP Selling Stockholder have been duly authorized, executed and delivered by such TIGP Selling Stockholder and are valid and binding agreements of such TIGP Selling Stockholder;

              (v) assuming the Underwriters purchase such Shares for value, in good faith and without notice of any adverse claim, upon delivery of the Shares to be sold by such TIGP Selling Stockholder pursuant to this Agreement, the Underwriters will acquire all of the rights of such TIGP Selling Stockholder in such Shares free and clear of any security interests, claims, liens, equities and other encumbrances created by, through or under such TIGP Selling Stockholder; and

             (vi) such counsel (A) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) such parts of the Registration Statement as specifically refer to the TIGP Selling Stockholders and such parts of the Prospectus included therein as specifically refer to the TIGP Selling Stockholders, at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) such parts of the Prospectus as specifically refer to the TIGP Selling Stockholders contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (e) The Underwriters shall have received on the Closing Date an opinion of Katten Muchin & Zavis, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in clauses (v),
     (vi), (viii) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and (xvii) of Section 6(c) above.

         With respect to clause (xvii) of Section 6(c) above, Neal, Gerber & Eisenberg and Katten Muchin & Zavis, and with respect to clause (vi) of
     Section 6(d) above, Rosenberg & Liebentritt PC, may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. With respect to
     Section 6(c) above, Neal, Gerber & Eisenberg may rely, with respect to matters involving the application of laws of any jurisdictions other than the laws of the State of New York or the United States or the Delaware General Corporation Law, to the extent such counsel deems appropriate, upon an opinion or opinions of local counsel, provided that (A) each such local counsel is reasonably satisfactory to your counsel, (B) a copy of each opinion so relied upon is delivered to you and is in form and substance reasonably satisfactory to your counsel, and (C) Neal, Gerber & Eisenberg shall state in their opinion that they believe they are justified in relying on each other opinion. With respect to Section 6(c) above, Neal, Gerber & Eisenberg, and with respect to Section 6(d) above, Rosenberg & Liebentritt PC, may rely, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Stockholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Stockholder and in other documents and instruments; provided that copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel. In addition, with respect to Section 6(c) above, Neal, Gerber & Eisenberg may rely upon an opinion or opinions of counsel for any Non-TIGP Selling Stockholders, provided that

     (A) each such counsel for the Non-TIGP Selling Stockholders is reasonably satisfactory to your counsel, (B) a copy of each opinion so relied upon is delivered to you and is in form and substance reasonably satisfactory to your counsel, and (D) Neal, Gerber and Eisenberg shall state in their opinion that they believe they are justified in relying on each other opinion.

         The opinion of Neal, Gerber & Eisenberg described in Section 6(c) above and the opinion of Rosenberg & Liebentritt PC described in Section 6(d) above (and any other opinions of counsel referred to in the immediately preceding paragraph) shall be rendered to the Underwriters at the request of the Company and/or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

         (f) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

         (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, of Gumbiner, Savett, Finkel, Fingleson & Rose, Inc. (formerly Gumbiner, Savett, Friedman & Rose, Inc.), independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus for the Company's fiscal years ended January 31, 1992 and 1993 and the 11 month period ended December 31, 1993.

         (h) The Underwriters shall have received, on or prior to the Closing Date, agreements ("Lock-Up Agreements") executed by each of the directors and officers of the Company who is not a Selling Stockholder, pursuant to which such Selling Stockholder agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not, during the period ending January 27, 1997, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of , directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares of Common Stock or any such securities are now owned or hereafter acquired), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common

     Stock or such other securities, in cash or otherwise, or (iii) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; PROVIDED, HOWEVER, that no director or officer who executed and delivered to you a Lock-Up Agreement in connection with the Company's initial public offering shall be required to execute a new or additional Lock-Up Agreement pursuant to this Agreement. The restrictions imposed by the Lock-Up Agreement shall not apply to the Shares to be sold hereunder. The Lock-Up Agreements received by the Underwriters pursuant to this Section 6(h) shall be in full force and effect on the Closing Date.

     The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

     7. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

         (a) To furnish to you, without charge, seven signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. local time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

         (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such rule.

         (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

         (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not currently so qualified.

         (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending December 31, 1997 that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

         (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated and except as provided in
     Section 8 entitled "Expenses of Selling Stockholders," to pay or cause to be paid all expenses (the "Expenses") incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and reasonable disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the Nasdaq National Market and other national securities exchanges and foreign stock exchanges, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, reasonable fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and
     (ix) all other reasonable costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder for which provision is not otherwise made in this Section or Section 8; PROVIDED, HOWEVER, that the Company shall be reimbursed for such Expenses by the Selling Stockholders to the extent set forth in, and in accordance with, Section 8. It is understood, however, that except as provided in this Section 7, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

     8. EXPENSES OF SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly, agrees to pay or cause to be paid (i) all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Stockholder, and (ii) the fees, disbursements and expenses of counsel for such Selling Stockholder, if other than Neal, Gerber & Eisenberg. Furthermore, the Selling Stockholders agree, severally and not jointly, in the proportions that the number of Firm Shares sold hereunder by such Selling Stockholders bear to the aggregate number of Shares sold hereunder by all Sellers (including the Company, if the U.S. Underwriters exercise their right to purchase Additional Shares from the Company pursuant to Section 3), to promptly reimburse the Company for all Expenses incurred by the Company pursuant to Section 7(f). Notwithstanding the foregoing, any Selling Stockholder who is an employee of the Company and who acquires all of the Firm Shares to be sold by such Selling Stockholder upon the exercise of options granted by the Company under the TeleTech Holdings, Inc. Stock Plan shall have no obligation to reimburse the Company for Expenses pursuant to this Section 8.

     9.  INDEMNITY AND CONTRIBUTION.

         (a) The Company, Tuchman and each Inside Selling Stockholder agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; PROVIDED, HOWEVER, that, with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned, or any person controlling such Underwriter, to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that a copy of the Prospectus (or Prospectus as amended or supplemented) was not sent or given to such person, if required by the Securities Act so to have been delivered, at or prior to the written confirmation of the sale of such Shares to such person and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in such Prospectus (or Prospectus as amended or supplemented), if the Company had previously furnished copies of such Prospectus (or Prospectus as amended or supplemented) to such Underwriter.
     Notwithstanding the foregoing, no Inside Selling Stockholder shall be required to provide indemnification under this Section 9(a) with respect to any losses, claims, damages or liabilities, unless (i) a court of competent jurisdiction shall determine that such Inside Selling Stockholder had actual knowledge of the untrue statement or omission or alleged untrue statement or omission which caused such losses, claims, damages or liabilities or (ii) such losses, claims, damages or liabilities are caused by an untrue statement or omission or alleged untrue statement or omission in such parts of the Registration Statement or Prospectus as specifically refer to such Inside Selling Stockholder.

         (b) Each Outside Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Outside Selling Stockholder furnished in writing by or on behalf of such Outside Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; PROVIDED, HOWEVER, that, with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares concerned, or any person controlling such Underwriter, to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that a copy of the Prospectus (or Prospectus as amended or supplemented) was not sent or given to such person, if required by the Securities Act so to have been delivered, at or prior to the written confirmation of the sale of such Shares to such person and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in such Prospectus (or Prospectus as amended or supplemented), if the Company had previously made available copies of such Prospectus (or Prospectus as amended or supplemented) to such Underwriter.

         (c) Each Selling Stockholder agrees, severally and not jointly, in proportion to the number of Shares to be sold by such Selling Stockholder hereunder, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the Selling Stockholders from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), (b), (c) or (d), such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel and the payment of its fees or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for (i) all Underwriters and all persons, if any, who control any Underwriter within the meaning of either
     Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Sections of the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such controlling persons of the Selling Stockholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Stockholders under the Powers of Attorney. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

         (f)   If the indemnification provided for in Section 9(a), (b), (c) or
     (d) is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party or Parties on the one hand and the Indemnified Party or Parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Indemnifying Party or Parties on the one hand and of the Indemnified Party or Parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

         (g) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(f). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

         (h)   The indemnity and contribution provisions contained in this
     Section 9 and the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

         (i) Notwithstanding anything to the contrary contained herein, the aggregate liability of any Selling Stockholder pursuant to the provisions of this Section 9 and with respect to any breaches of the representations, warranties and agreements contained in Sections 2A, 2B and 2C (as applicable), except for liability resulting from the willful misconduct or intentional action of such Selling Stockholder, shall not exceed an amount equal to the total price at which the Shares of which such Selling Stockholder is a beneficial owner (as defined in Rule 13d-3 under the Securities and Exchange Act of 1934, as amended) were offered to the public. In addition, an Underwriter or person controlling an Underwriter shall not bring any claim against any Selling Stockholder under this
     Section 9 or with respect to any breach of a representation, warranty or agreement contained in Section 2A, 2B or 2C (as applicable), except for a claim caused by or arising out of an untrue statement or omission or alleged untrue statement or omission in such parts of the Registration Statement or Prospectus as specifically refer to such Selling Stockholder, unless (a) such Underwriter or controlling person shall have first submitted such claim to the Company and (b) the Company shall not, within 45 days, (i) have paid such claim in full or (ii) be otherwise fully satisfying its indemnification obligations with respect to such claim (by assuming the defense of any proceeding giving rise to such claim or otherwise as set forth in this Section 9); PROVIDED, HOWEVER, that if at any time thereafter the Company is no longer fully satisfying its indemnification obligations with respect to such claim, such Underwriter or controlling person may immediately bring such claim against such Selling Stockholder.

     10. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv) of this Section 10, such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     11. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally, in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I or Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either you or the relevant Selling Stockholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any U.S. Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting U.S. Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or
(ii) purchase not less than the number of Additional Shares that such non-defaulting U.S. Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     12. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     14. HEADINGS. The Headings of the Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                        Very truly yours,

                                        TELETECH HOLDINGS, INC.


                                        By
                                             ----------------------------------
                                                 a duly authorized signatory

                                        The Selling Stockholders named in
                                        Schedule III hereto, acting severally


                                        By
                                             ----------------------------------
                                                      Attorney-in-fact

Accepted, as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
ALEX. BROWNS & SONS INCORPORATED
SMITH BARNEY INC.

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule I hereto.

     By  Morgan Stanley & Co. Incorporated


         By
               -----------------------------------
               a duly authorized signatory

MORGAN STANLEY & CO. INTERNATIONAL LIMITED
ALEX. BROWN & SONS INCORPORATED
SMITH BARNEY INC.

Acting on behalf of themselves and the
several International Underwriters
named in Schedule II hereto.

     By  Morgan Stanley & Co. International Limited


         By
               -----------------------------------
               a duly authorized signatory

                                   Schedule I

                                U.S. UNDERWRITERS


                                              Number of
                                             Firm Shares
               Underwriter                 To Be Purchased
               -----------                 ---------------

Morgan Stanley & Co. Incorporated

Alex. Brown & Sons Incorporated

Smith Barney Inc.



                                           ----------------
      Total U.S. Firm Shares . . . . . .      2,880,000
                                           ----------------
                                           ----------------

                                   Schedule II

                           INTERNATIONAL UNDERWRITERS

                                                   Number of
                                                  Firm Shares
                  Underwriter                   To Be Purchased
                  -----------                   ---------------

Morgan Stanley & Co. International Limited

Alex. Brown & Sons Incorporated

Smith Barney Inc.



                                                ---------------
     Total International Firm Shares  . . .          720,000
                                                ---------------
                                                ---------------

                                  Schedule III

                              SELLING STOCKHOLDERS

                                                             Number of
                                                            Firm Shares
                                                            To Be Sold
                                                          --------------


















                                                          --------------

               Total                                         3,600,000
                                                          --------------
                                                          --------------